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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into the Company's previously filed registration statements, Reg. Nos. 333-96341, 333-31342, 333-85791, 333-53667,
333-28147, 333-27009 and 333-03703.

                                                         /s/ ARTHUR ANDERSEN LLP

March 21, 2000
Dallas, Texas